MASSMUTUAL SELECT FUNDS

MassMutual Select Small Company Growth Fund

Supplement dated October 1, 2015 to the

Prospectus dated April 1, 2015 and the

Summary Prospectus dated April 1, 2015

This supplement provides new and additional information beyond that contained in the Prospectus and Summary Prospectus and any previous supplements. It should be retained and read in conjunction with the Prospectus and Summary Prospectus and any previous supplements.

The following information pertains to the Small Company Growth Fund:

Effective September 28, 2015 (the “Termination Date”), the Small Company Growth Fund (the “Fund”) was dissolved pursuant to a Plan of Liquidation and Termination approved by the Board of Trustees of the MassMutual Select Funds. Shareholders of the various classes of shares of the Fund received proceeds in proportion to the number of shares of such class held by each of them on the Termination Date.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

B3000M-15-08

SCG 15-03